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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) November 2, 2006

                                      TODCO
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             (Exact name of registrant as specified in its charter)

              Delaware                  1-31983                76-0544217
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   (State or other jurisdiction      (Commission             (IRS Employer
         of incorporation)           File Number)          Identification No.)

 2000 W. Sam Houston Parkway South, Suite 800, Houston, Texas     77042-3615
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           (Address of principal executive offices)               (Zip Code)

        Registrant's telephone number, including area code (713) 278-6000


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 204.13e-4(c))

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ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     The Registrant hereby incorporates by reference into this Item 2.02 the press release issued by TODCO on November 2, 2006 with respect to its third quarter 2006 earnings. The press release is furnished as Exhibit 99.1. The information contained in this Item 2.02 is being furnished pursuant to General Instruction B.2. of Form 8-K and shall not be deemed to be filed.

     The registrant has presented EBITDA in the press release incorporated herein, which is a "non-GAAP" financial measure under Regulation G of the rules and regulations of the SEC. The components of EBITDA are computed by using amounts which are determined in accordance with GAAP. As part of the press release information the registrant has provided a reconciliation of EBITDA to net income which is the nearest comparable GAAP financial measure. However, because EBITDA is not based on any standardized methodology prescribed by GAAP, it is not necessarily comparable to similar measures presented by other companies. The registrant included EBITDA in the press release because it believes EBITDA provides investors additional information to assist them in assessing the registrant's business and performance in comparison to other industry participants.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(d)      Exhibits.

Exhibit number    Description
--------------    ----------------------------------------------------
    99.1          Press release issued by TODCO dated November 2, 2006

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    TODCO


                                                    By: /s/ Dale Wilhelm
                                                        ------------------------
                                                        Dale Wilhelm
                                                        Vice President &
                                                        Chief Financial Officer

Dated:   November 2, 2006

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                                  EXHIBIT INDEX

Exhibit number    Description
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     99.1         Press release issued by TODCO dated November 2, 2006